                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is made as of August _____, 2000, by and between CYNET, Inc., a corporation incorporated under the laws of the State of Texas, U.S.A., with headquarters located at 12777 Jones Road, Suite 400, Houston, Texas 77070 (the "Company") and the purchaser named on the signature page hereof (the "Buyer").

                                    RECITALS:

         A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and Section 4(2) under the 1933 Act;

         B. The Buyer desires to purchase from the Company, and the Company desires to sell to the Buyer, for the amounts and upon the terms and conditions stated in this Agreement, in a closing (the "Closing") as herein described, shares of the Company's Class A Common Stock, no par value per share (the "Common Stock") as listed and described in Recital B(i) immediately below, and certain warrants as listed and described in Recital B(ii) below.

                  (i) At the "Closing", 1,801,802 shares of the Common Stock at a per share price of $1.11.

                  (ii) At the Closing, as additional consideration for Buyer's purchase of the Common Stock, a warrant (the "Warrants") to purchase 270,270 shares of Common Stock at a purchase price per share equal to $1.21 per share. The Warrants shall be substantially in the form attached hereto as Exhibit A.

The Common Stock received upon exercise of the Warrants shall be referred to as the "Warrant Shares." The Common Stock being purchased by the Buyer hereunder, the Warrants and the Warrant Shares may be collectively referred to herein as the "Securities."

         C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement (the "Registration Rights Agreement") substantially in the form of Exhibit B attached hereto pursuant to which the Company has agreed to provide certain registration rights with respect to certain of the Securities under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Company and the Buyer hereby agree as follows:

         1.       PURCHASE AND SALE OF SECURITIES.

         a. PURCHASE. At the Closing, the Buyer shall purchase from the Company, and the Company shall sell to the Buyer, the Common Stock and Warrants referred to in Recitals B(i) and B(ii) above. The aggregate purchase price (the "Purchase Price") for the Common Stock and the Warrants purchased by the Buyer shall be $2,000,000, $1,000,000 of which shall be payable by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company (the "Company Payment"), $356,698.98 of which shall be payable by wire transfer to Digital Consulting & Software Services for equipment previously delivered to the Company (the "VAR Payment"), and $643,300.13 of which shall be payable in the form of an Equipment Credit, a form of which is attached hereto as Exhibit D (the "Equipment Credit").

         b. THE CLOSING. Subject to the terms of this Agreement, the date of the Closing (the "Closing Date") shall be August 8, 2000. The Purchase Price for the Common Stock and Warrants being purchased at the Closing shall be delivered to the Company on or before the Closing Date. On or before the Closing Date, the Company shall deliver to the Buyer the original certificates representing the Common Stock, along with the Warrants at the Closing, duly issued, authorized and executed by the authorized officers on behalf of the Company and any other deliveries to be made on or prior to the Closing pursuant to Section 7 hereof.

         2. BUYER'S REPRESENTATIONS AND WARRANTIES.

         The Buyer understands, agrees with, and represents and warrants to the Company with respect to its purchase hereunder, that:

         a. INVESTMENT PURPOSES; COMPLIANCE WITH 1933 ACT. The Buyer is purchasing the Securities for its own account for investment only and not with a view towards, or in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the 1933 Act and applicable state securities laws. The Buyer agrees to offer, sell or otherwise transfer the Securities only (i) in accordance with the terms of this Agreement and the Warrants, as applicable, and (ii) pursuant to registration under the 1933 Act or to an exemption from registration under the 1933 Act and any other applicable securities laws. The Buyer does not by its representations contained in this Section 2(a) agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time pursuant to a registration statement or in accordance with an exemption from registration under the 1933 Act, in all cases in accordance with applicable state and federal securities laws. The Buyer understands that it shall be a condition to the issuance of the Warrant Shares that the Warrant Shares be and are subject to the representations set forth in this Section 2(a).

         b. ACCREDITED INVESTOR STATUS. The Buyer is an "accredited investor" as that term is defined in Rule 501 (a) of Regulation D. The Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment made pursuant to this Agreement. The Buyer is aware that it may be required to bear the economic risk of an investment made pursuant to this Agreement for an indefinite period of time, and is able to bear such risk for an indefinite period.

         c. RELIANCE ON EXEMPTIONS. The Buyer understands the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the applicable United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, acknowledgments, understandings, agreements and covenants of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

         d. INFORMATION. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask all such questions of the Company as they have in their discretion deemed advisable. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to an informed investment decision with respect to the investment made pursuant to this Agreement.

         e. NO GOVERNMENT REVIEW. The Buyer understands that no United States federal or state agency or any other government or governmental agency has approved or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

         f. TRANSFER OR RESALE. The Buyer understands that: (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless either (a) subsequently registered thereunder or (b) the Buyer shall have delivered to the Company an opinion by counsel reasonably satisfactory to the Company, in form, scope and substance reasonably satisfactory to the Company, to the effect that the securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, (ii) any sale of such securities made in reliance on Rule 144 (as hereafter defined) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person though whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder and applicable state securities laws, and

(iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement).

         g. LEGEND. The Buyer understands that until such time as the shares of Common Stock to be purchased by the Buyer hereunder and the Warrant Shares (collectively, the "Registrable Securities"), have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or otherwise may be sold by the Buyer pursuant to Rule 144 (as amended, or any applicable rule which operates to replace said Rule) promulgated under the 1933 Act ("Rule 144"), the warrant certificate(s) and the stock certificate(s) representing the Registrable Securities will bear a restrictive legend (the "Legend") in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "LAWS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (i) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE LAWS, OR (ii) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXCEPTION TO OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE LAWS.

         The Legend shall be removed and the Company will issue Common Stock certificates without the Legend to the holder of the Registrable Securities upon which the Legend is stamped, in accordance with Section 5(b).

         h. AUTHORIZATION; ENFORCEMENT. This Agreement, the Registration Rights Agreement and the Warrants have been duly and validly authorized, executed and delivered by the Buyer and are each and collectively valid and binding agreements of the Buyer enforceable in accordance with their terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company understands, agrees with, and represents and warrants to the Buyer that:

         a. ORGANIZATION AND QUALIFICATION. Each of the Company and its subsidiaries are duly duly incorporated (corporation and/or limited liability company) and existing in good standing under the laws of the State of Texas, except as would not have a Material Adverse

Effect (as defined below), and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any effect or change that would be material in impact or amount to the Company (together with its subsidiaries) on the operations, properties, assets, business, or financial condition. The Company has shareholder approval to reorganize and/or change its state of incorporation to Delaware. The Common Stock is eligible to trade and is listed for trading on the OTC Bulletin Board Market. The Company has received no notice, either written or oral, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing, and the Company does not reasonably anticipate, based upon conditions currently existing and reasonably forecasted that the Common Stock will be delisted from the OTC Bulletin Board Market for the reasonably foreseeable future. The Company has complied with all requirements of the National Association of Securities Dealers and the OTC Bulletin Board Market with respect to the issuance of the Securities.

         b. AUTHORIZATION; ENFORCEMENT. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Warrants and the Registration Rights Agreement, and to issue and sell the Securities in accordance with the terms hereof, (ii) the execution, delivery and performance of the Company's obligations under this Agreement, the Warrants and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement, the Registration Rights Agreement and the Warrants, on the Closing Date, the Common Stock and Warrants sold at the Closing, have been duly and validly authorized, executed and delivered by the Company, and (iv) this Agreement, the Common Stock (when issued), the Warrants (when issued), and the Registration Rights Agreement constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting, generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application. The Company (and its legal counsel) has examined this Agreement and is satisfied in its sole discretion that, assuming the accuracy of the representations of the Buyer contained in
Section 2 of this Agreement, this Agreement and the accompanying Exhibits, Schedules and the Addenda, if any, are in accordance with Regulation D and the 1933 Act and are effective to accomplish the purposes set forth herein and therein.

         c. CAPITALIZATION. As of July 31, 2000, the authorized common stock of the Company consisted of the following: (i) 120,000,000 shares of common stock, of which 100,000,000 were designated Class A Common Stock, 26,111,813 of which are issued and outstanding, and 20,000,000 are designated Class B Common Stock, 2,255,452 shares are issued and outstanding; and (ii) 10,000,000 shares of blank check Preferred Stock, of which (A) 3,600,000 were designated Series A Preferred Stock, none of which are issued and outstanding,
(B) 2,000,000 were designated Series B Preferred Stock, none of which are issued and outstanding, (C) 1,600,000 were designated Series C Preferred Stock, none of which are issued and outstanding, (D) 4,000,000 were designated Series D Preferred Stock, 3,331,200 shares are issued and outstanding and convertible, into 3,701,333 shares of Common Stock, (E) 1,635 were designated Series E Preferred Stock, 1,601 shares are issued and outstanding and convertible, into an 2,181,199 shares of Common Stock, (F) 2,185 of Series D Preferred Stock, 2,149 shares are issued and outstanding and convertible, into an 2,300,857 shares of Common Stock. All of the issued and outstanding shares of the Company's capital stock have been validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights except the Preferred Stock rights disclosed in Schedule 3(c) and the Company has not attached any liens or encumbrances on any such shares. Except for the above-referenced preferred stock and as disclosed in
Schedule 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities, and
(iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except as provided herein, in Schedule 3(c) and in the Registration Rights Agreement). If requested by the Buyer, the Company has furnished to the Buyer, and the Buyer acknowledges receipt of same by its signature hereafter, true and correct copies of the Company's Articles of Incorporation, as amended, as in effect on the date hereof, including the Statement of the Powers, Designations, Preferences and Rights for each of the outstanding series of the Company's preferred stock ("Articles of Incorporation"), and the Company's Bylaws, as in effect on the date hereof (the "Bylaws").

         d. ISSUANCE OF SECURITIES. The Registrable Securities are all duly authorized and reserved for issuance, and in all cases upon issuance shall be validly issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issue thereof, and will not be subject to preemptive rights or other similar rights of stockholders shareholders of the Company. The sale of the Common Stock and the Warrants is not, and the issuance of the Common Stock, Warrants and the Warrant Shares, when issued upon exercise of the Warrants, will not be, subject to any preemptive right or right of first refusal that has not been properly waived or complied with. Assuming the correctness of the representations made by the Buyer in Section 2, the issuance of the Common Stock, the Warrants and the Warrant Shares, when issued upon exercise of the Warrants, will comply with applicable exemptions from (i) the registration and prospectus delivery requirements of the 1933 Act, and (ii) the registration and qualification requirements of all applicable securities laws of the states of the United States. Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

         e. ACKNOWLEDGMENT REGARDING BUYER'S PURCHASE OF THE SECURITIES. The Company acknowledges and agrees that the Buyer is not acting as financial advisor to or fiduciary of the Company (or in any similar capacity with respect to this Agreement or the transactions contemplated hereby), that this Agreement and the transactions contemplated hereby, and the relationship between the Buyer and the Company, are and will be considered "arms-length" notwithstanding any other or prior agreements or nexus between the Buyer and the Company, whether or not disclosed, and that any statement made by the Buyer, or any of its representatives or agents, in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation, is merely incidental to the Buyer's purchase of the Securities and has not been relied upon in any way by the Company, its officers or directors. The Company further represents to the Buyer that the Company's decision to enter into this Agreement and the transactions contemplated hereby have been based solely upon an independent evaluation by the Company, its officers and directors.

         f. NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances which would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the 1933 Act and specifically in accordance with the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the 1933 Act, assuming the accuracy of the representations and warranties contained herein of the Buyer.

         g. NO CONFLICTS. The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Except as set forth in Schedule 3(g) (attached if applicable), neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation or other organizational documents, and neither the Company nor any of its/subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, in the aggregate or individually, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted so long as the Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which neither singly or in the aggregate would have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws (any of which exceptions are set forth in Schedule 3(g)), the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency (except for such consents, authorizations or orders as would not have a Material Adverse Effect) in order for it to execute, deliver or perform any of its obligations under this Agreement, the Warrants or the Registration Rights Agreement in accordance with the terms hereof and thereof, or to perform its obligations with respect to the Warrants exactly as described in the Warrants (once issued).

          h. SEC DOCUMENTS; FINANCIAL STATEMENTS. Except as disclosed on
Schedule 3(h) hereof (attached if applicable), since at least December 6, 1999, the Company has timely filed all reports, schedules, forms, statements and other documents to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Buyer as requested by the Buyer true and complete copies of the SEC Documents, except for such exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements or are otherwise subject to normal year-end adjustments) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer (including the information referred to in Section 2(d) of this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no material liabilities, contingent or otherwise (to the best of the knowledge of the Company's Chief Executive Officer, President or any other senior level officer of the Company after due inquiry of appropriate personnel (the "Company's Knowledge")), other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, in each case of clause (i) and (ii) next above which, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company. The SEC Documents contain a complete and accurate list of all written and oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is subject which are required by the rules and regulations promulgated by the SEC to be so listed (each a "Contract"). None of the Company, its subsidiaries or, to the best of the Company's Knowledge, any of the other parties thereto, is in breach or violation of any Contract which breach or violation would, or with the lapse of time, the giving of notice, or both, have a Material Adverse Effect.

         i. ABSENCE OF CERTAIN CHANGES. Except as disclosed in the SEC Documents, since at least December 31, 1999, there has been no Material Adverse Effect. The Company has not taken any steps, and does not currently have any reasonable expectation of taking any steps, to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge that its creditors intend to initiate involuntary bankruptcy proceedings. The Company shall, at least until Buyer no longer holds any of the Securities, maintain its corporate existence in good standing and shall pay all taxes when due except for taxes it reasonably disputes.

                  j. ABSENCE OF LITIGATION. Except as set forth on Schedule 3(j), there is no action, suit, proceeding or investigation pending or currently threatened against the Company (or, to the Knowledge of the Company, threatened against or affecting any of the officers, directors or employees of the Company with respect to their businesses or proposed business activities) that questions the validity of this Agreement, the Rights Agreement, the Warrant or the right of the Company to enter into such agreements or to consummate the transactions contemplated hereby and thereby, or that might result in a Material Adverse Effect or any change in the current equity ownership of the Company nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. The Company has not received any opinion or memorandum or legal advice from its legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

         k. FOREIGN CORRUPT PRACTICES. Neither the Company nor any of its subsidiaries, nor to the Company's Knowledge, any officer, director or other person acting on behalf of the

Company or any subsidiary has, in the course of his actions for or on behalf of the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         l. BROKERS; NO GENERAL SOLICITATION. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement and the transactions contemplated hereby. The Company and the Buyer both acknowledge that no other broker or finder was involved with respect to the transactions contemplated hereby. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to the Securities being offered hereby.

         m. ELIGIBILITY TO FILE REGISTRATION STATEMENT. The Company is currently eligible to file a registration statement with the SEC either on Form SB-1 or Form SB-2 under the 1933 Act.

         n. NON-DISCLOSURE OF NON-PUBLIC INFORMATION. (a) The Company shall in no event disclose material, non-public information to the Buyer, advisors to or representatives of the Buyer unless prior to or contemporaneously with such disclosure of information the Company marks such information as "non-public information - confidential" and provides the Buyer, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Buyer, its advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Buyer.

                  (b) Nothing herein shall require the Company to disclose non-public information to the Buyer, its advisors or representatives, and the Company represents that it does not disseminate material non-public information to investors who purchase stock in the Company in a public offering, to money managers or to securities analysts; provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Buyer and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the registration statement to be filed pursuant to the Registration Rights Agreement, would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Nothing herein shall be construed to mean that such persons or entities other than the Buyer (without the written consent of the Buyer prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that, based upon such due diligence by such persons or entities, that the registration statement contains an untrue statement of a material fact or omits a material fact required to be stated in such registration statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

         o. INVENTION ASSIGNMENT AND CONFIDENTIALITY AGREEMENT. Each employee and consultant or independent contractor of the Company or any of its subsidiaries whose duties principally include the development of products or Intellectual Property (as defined below), and each former employee and consultant or independent contractor whose duties principally included the development of products or Intellectual Property, has entered into and executed an invention assignment and confidentiality agreement or an employment or consulting agreement containing terms with respect to invention assignments and confidentiality. No current employee, officer or consultant of the Company has excluded works or inventions made prior to his or her employment with the Company from his or her assignment of inventions pursuant to such employee, officer or consultant's agreement regarding confidential information and invention assignment, except where such exclusion could not reasonably be expected to have a Material Adverse Effect. The Company has taken reasonable security measures to maintain the confidentiality of the Company's proprietary information.

         p. INTELLECTUAL PROPERTY.

                  (i) OWNERSHIP OR RIGHT TO USE. The Company or one of its subsidiaries has sole title to and owns, or is licensed or otherwise possesses legally enforceable rights to use, or reasonably expects that it will be able to obtain licenses or legally enforceable rights to use, all patents or patent applications, software, know-how, registered or unregistered trademarks and service marks and any applications therefor, registered or unregistered copyrights and trade names and any applications therefor, trade secrets or other confidential or proprietary information ("Intellectual Property") necessary to enable the Company and its subsidiaries to carry on their respective businesses as currently conducted or as proposed to be conducted, except where the failure to own or have rights to use such Intellectual Property could not reasonably be expected to have a Material Adverse Effect.

                  (ii) LICENSES; OTHER AGREEMENTS. Except as disclosed in
Schedule 3(q), neither the Company nor any of its subsidiaries is currently subject (whether as licensor or licensee) to any exclusive licenses (whether such exclusivity is temporary or permanent) to any material portion of the Intellectual Property utilized by the Company or any of its subsidiaries. There is not outstanding any license or agreement of any kind relating to the license by the Company of any Intellectual Property owned by the Company or any of its subsidiaries, except for agreements with customers of the Company or any such subsidiary entered into in the ordinary course of business. Neither the Company nor any of its subsidiaries is obligated to pay any royalties or other payments to third parties with respect to the marketing, sale, distribution, manufacture, license or use of any Intellectual Property (other than off-the-shelf commercial applications), except as it may be so obligated in the ordinary course of its business.

                  (iii) NO INFRINGEMENT. To the Knowledge of the Company, neither the Company nor any of its subsidiaries has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property right of a third party, and the Company and its subsidiaries have not received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that the Company or any of its subsidiaries must license or refrain from using any intellectual property rights of any third party) which, if the subject of any unfavorable decision, ruling or finding would, individually or in the aggregate, be reasonably likely to have Material Adverse Effect.

         q. TITLE TO PROPERTY AND ASSETS. The properties and assets owned by the Company and each of its subsidiaries are owned by the Company or such subsidiary free and clear of all mortgages, deeds of trusts, liens, charges, encumbrances and security interests, except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests that arise in the ordinary course of business and could not reasonably be expected to have a Material Adverse Effect. With respect to the property and assets it leases, each of the Company and its subsidiaries is in compliance with such leases, except for any such noncompliance that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         r. TAX MATTERS.

                  (i) To the Knowledge of the Company, there have been no examinations or audits of any of the Company's tax returns or reports by any Governmental Entity having jurisdiction over the Company. To the Knowledge of the Company, each of the Company and its subsidiaries has filed all federal, state, county and local tax returns required to have been filed by them and paid all taxes shown to be due on such returns. There are in effect no waivers of applicable statutes of limitations with respect to taxes for any year.

                  (ii) The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as an "S" corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, respectively, nor to the Company's knowledge has it made any other elections pursuant to the code (other than elections which relate solely to matters of accounting, depreciation or amortization) which would have a Material Adverse Effect.

         s. ERISA. The Company does not sponsor or participate in any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), except as disclosed on Section 3(u). The Company is not required to contribute to any "multi-employer plan" as defined in ERISA, Section 3(37), nor has the Company ever contributed to or withdrawn from such a multi-employer plan.

         t. EMPLOYMENT MATTERS. There are no complaints pending or, to the Company's knowledge, threatened before any Governmental Entity alleging unfair labor practices or unlawful discrimination or, to the Company's knowledge, is there any basis for any such claim. There are no existing or, to the Company's knowledge, threatened labor strikes, disputes, grievances, controversies or other labor troubles affecting the Company which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company is not a party to any collective bargaining agreement with any labor union.

         u. ENVIRONMENTAL. The Company, the operation of its business and any real property that the Company owns or has owned, leases or has leased or otherwise occupies or uses or has occupied or used (the "Premises") are, to the Company's knowledge, in compliance with all applicable Environmental Laws (as defined below) and orders or directives of any governmental authorities having jurisdiction under such Environmental Laws, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect. The Company has not received any citation, directive, letter or other communication, written or oral, or any notice of any proceeding, claim or lawsuit, from any person arising out of the ownership or occupation of the Premises, or the conduct of its operations, and the Company is not aware of any basis therefor. To the Knowledge of the Company, no material expenditures are or will be required in order to comply with any Environmental Laws. For purposes of this Agreement, the term "Environmental Laws" shall mean any Federal, state, local or foreign law, ordinance, rule, regulation, permit and authorization pertaining to the protection of human health or the environment.

         4. COVENANTS.

         a. BEST EFFORTS. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

         b. SECURITIES LAWS. The Company agrees to timely file a Form D (and any equivalent form required by applicable state law) with respect to the Securities if and as required under Regulation D and applicable state securities laws and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as is necessary to sell the Securities being sold to the Buyer on each such date under applicable securities laws of the United States and the relevant state(s), and shall if specifically so requested provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.

         c. REPORTING STATUS. So long as the Buyer beneficially owns any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations hereunder would permit such termination.

         d. USE OF PROCEEDS. The Company will use the proceeds from the sale of the Securities for operating capital and capital expansion.

         e. FINANCIAL INFORMATION. Until such time as the Buyer no longer beneficially owns Securities, the Company agrees to send the following reports to the Buyer: (i) after filing with the SEC, a copy of each of its Annual Reports, its Quarterly Reports, and any reports filed on Form 8-K; and (ii) as soon as reasonably practicable after release thereof, copies of all press releases issued by the Company or any of its subsidiaries.

         f. RESERVATION OF SHARES. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the Warrant Shares. Prior to exercise of the Warrants, the Company shall not reduce the number of shares of Common Stock reserved for issuance hereunder without the written consent of the Buyer except for a reduction proportionate to a reverse stock split effected for a business purpose other than affecting the requirements of this Section, which reverse stock split affects all shares of Common Stock equally.

         g. INTENTIONAL ACTS OR OMISSIONS. Neither party shall intentionally perform any act that if performed, or omit to perform any act that if omitted to be performed, would prevent or excuse the performance of this Agreement or any of the transactions contemplated hereby.

         h. EXPENSES. The Company agrees to pay to or at the direction of the Buyer the sum of $5,000 at the Closing as reimbursement for the attorney's fees and expenses of the Buyer incurred by it in connection with the transactions contemplated by this Agreement.

         i. INDEMNIFICATION FOR BREACHES OF CERTAIN REPRESENTATIONS.

                  (i) The Company agrees to indemnify Buyer from any dilution in Buyer's percentage ownership interest of the Common Stock arising from a breach of the representations and warranties in Section 3(c). As soon as practicable, but in no event later than three (3) business days, following the issuance of any securities of the Company that result in a breach of Section 3(c) (a "Dilutive Issuance"), the Company shall notify the Buyer of such Dilutive Issuance and shall promptly thereafter issue to the Buyer a number of shares of Common Stock (the "Additional Shares") such that, following the issuance of the Additional Shares, the Buyer's ownership interest in the Company shall be equal to the Buyer's ownership interest prior to the Dilutive Issuance. Any Additional Shares, if issued, shall not require the payment of any additional consideration by the Buyer and shall be validly issued and fully paid and non-assessable shares of Common Stock. Any Additional Shares issued pursuant to this sub-paragraph shall be subject to the restrictions set forth in Article 5 of this Agreement and shall be "Registrable Securities" for purposes of the Registration Rights Agreement.

                 (ii) The Company further agrees to indemnify the Buyer against, and hold harmless from and against, any and all claims, losses, damages, liabilities, judgments, fines, penalties, assessments (including, without limitation, any diminution in value of the Securities) and expenses (including, without limitation, reasonable attorneys' fees) (collectively, "Damages") suffered or incurred by Buyer or to which the Buyer may otherwise become subject and which arise from or as a result of (a) any action, suit, proceeding, inquiry or investigation described in Schedule 3(j), or (b) a breach of the representations and warranties in Section 3(c). In the event that the Buyer shall have incurred any Damages, the Buyer shall deliver to the Company written notice (1) stating that the Buyer has paid Damages, (2) specifying in reasonable detail the individual items of Damages included in the amount so stated, and (3) indicating that the Buyer is entitled to indemnification from the Company. As soon as practicable, but in no event later than five (5) business days, thereafter, the Company shall deliver payment for such Damages to the Buyer at the address set forth in Section 8(g) hereof.

         j. RESTRICTION ON BELOW MARKET ISSUANCE OF SECURITIES. Until the date which is twelve (12) months from the Closing Date , the Company shall not issue or agree to issue (other than (i) to the Buyer pursuant to the transactions contemplated herein, (ii) pursuant to any employee stock option plan or employee stock purchase plan of the Company established during the term of this restriction for a legitimate business purpose and not to avoid the restrictions imposed in this Section 4(m), (iii) pursuant to any existing security, option, warrant, scrip, call or commitment or right in each case as disclosed on
Schedule 3(c) hereof, or (iv) with the consent of the Buyer , not to be unreasonably withheld) any equity securities of the Company (or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity securities of the Company) or debt securities of the Company if such securities are issued at a price (or provide for a conversion, exercise or exchange price) which is less than the current market price for the Common Stock on the date of issuance (in the case of Common Stock) or the date of conversion, exercise or exchange (in the case of securities convertible into or exercisable or exchangeable, directly or indirectly, for Common Stock). In the event the Company seeks to offer such securities as permitted in subsection 4(m)(iv) of this Section, the Company shall first offer to the Buyer, pro rata, the opportunity to purchase such securities on the same terms and conditions as proposed by the Company (the "First Offer"). The Buyer shall have ten (10) days to advise the Company in writing that it accepts its pro rata share of the First Offer. If the Buyer does not so advise the Company, the Company shall be free, for a period of sixty (60) days, to issue such securities as proposed to such other party, after which sixty (60) day period the restrictions contained in this Section 4(m) shall apply as if the Buyer had not given its consent and the First Offer had not been made to the Buyer.

         5. LEGEND AND TRANSFER INSTRUCTIONS.

         a. TRANSFER AGENT INSTRUCTIONS. The Company shall instruct its transfer agent to issue certificates, registered in the name of the Buyer or its permitted nominee, for the Warrant Shares in accordance with the terms of the applicable Warrants and in such amounts as are set forth in the Warrants upon exercise of the Warrants. All such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement only to the extent required by applicable law and as specified in this Agreement and the Exhibits and Addenda hereto, and with consideration to Section 4(h) hereof. The Company warrants that no instruction other than such instructions referred to in this
Section 5, and stop transfer instructions to give effect to Section 2(f) hereof in the case of the Warrant Shares prior to the registration of same under the 1933 Act, will be given by the Company to its transfer agent and the Warrant Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent permitted by applicable law and provided by this Agreement, the Warrants and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Warrant Shares. If the Buyer (x) provides the Company with an opinion of counsel reasonably satisfactory to Company that registration by the Buyer of the Warrants and/or the Warrant Shares is not required under the 1933 Act and that resale is otherwise permitted under applicable securities laws, or (y) transfers Securities to an affiliate which is an accredited investor (in accordance with the provisions of this Agreement) or in compliance with Rule 144, then in either instance the Company shall permit the said transfer, and if applicable promptly (and in all events within two (2) trading days) instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer.

         b. REMOVAL OF LEGENDS. The Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if, unless otherwise required by state securities laws, (x) the resale of such Security is registered under the 1933 Act, or (y) such holder provides the Company with an opinion by counsel reasonably satisfactory to the Company, that is in form, substance and scope reasonably satisfactory to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act or (z) such holder provides the Company with assurances reasonably satisfactory to the Company and its counsel, that such Security can be sold pursuant to Rule 144. The Buyer agrees that its sale of all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, shall be made only pursuant to an effective registration statement (and to deliver a prospectus in connection with such sale) or in compliance with an exemption from the registration requirements of the 1933 Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the sales of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to the holder of such Security, the Company shall be entitled to require that the Legend be placed upon any such Security which cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (y) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 (or such holder provides the opinion with respect thereto described in clause (y) next above.

         c. INJUNCTIVE RELIEF FOR BREACH. The Company acknowledges that a breach of its obligations under Sections 5(a) and 5(b) above will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly the Company agrees that the remedy at law for a breach of its obligations under such Sections would be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of such Sections, the Buyer shall be entitled, in addition to all other remedies at law or in equity, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

         6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to sell Common Stock and Warrants at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

         a. The parties shall have executed this Agreement and the Registration Rights Agreement, and the parties shall have delivered the respective documents or signature pages thereof to the other party.

         b. The Buyer shall have delivered to the Company the Equipment Credit and the Company Payment less any amounts deducted in accordance with Section 4(h) hereof.

         c. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

         d. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

         7. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

         The obligation of the Buyer to purchase Common Stock and Warrants is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the sole benefit of the Buyer and may be waived by the Buyer at any time in its sole discretion:

         a. The parties shall have executed this Agreement and the Registration Rights Agreement, the parties shall have delivered the respective documents or signature pages thereof to each other.

         b. The representations and warranties of the Company shall be true and correct in all material respects as of the date made and as of Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer may in its sole discretion require a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer.

         c. The Company shall have issued and have duly executed by the authorized officers of the Company, and delivered to the Buyer, the Common Stock certificate(s) and Warrants being sold at the Closing.

         d. The Common Stock and Warrant Shares shall be authorized for quotation on the OTC BULLETIN BOARD MARKET (or another national securities exchange or market) and trading in the Common Stock on such market shall not have been suspended by the SEC, the NASD or any other relevant regulatory agency.

         e. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

         f. The Buyer shall have received the opinion of Company counsel, dated as of the Closing Date, substantially in the form attached hereto as Exhibit C.

         g. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing.

         (h) The Company shall have received the waivers of certain holders of registration rights necessary to effect the transactions contemplated by the Registration Rights Agreement.

         8. GOVERNING LAW; MISCELLANEOUS.

         a. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. In the event of any litigation regarding the interpretation or application of this Agreement, the parties irrevocably consent to jurisdiction in any of the state or federal courts located in the City of Houston, State of Texas and waive their rights to object to venue in any such court, regardless of the convenience or inconvenience thereof to any party. Service of process in any civil action relating to or arising out of this Agreement (including also all Exhibits or Addenda hereto) or the transaction(s) contemplated herein may be accomplished in any manner provided by law. The parties hereto agree that a final, non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         b. COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, including counterparts transmitted by facsimile, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and signature pages from such counterparts have been delivered to the other party.

         c. HEADINGS; GENDER, ETC. The headings of this Agreement are for convenience of reference and shall not form a part of, or affect the interpretation of this Agreement. As used herein, the masculine shall refer to the feminine and neuter, the feminine to the masculine and neuter, and the neuter to the masculine and feminine, as the context may require. As used herein, unless the context clearly requires otherwise, the words "herein," "hereunder" and "hereby," shall refer to this entire Agreement and not only to the Section or paragraph in which such word appears. If any date specified herein falls upon a Saturday, Sunday or public or legal holidays, the date shall be construed to mean the next business day following such Saturday, Sunday or public or legal holiday. For purposes of this Agreement, a "business day" is any day other than a Saturday, Sunday or public or legal holiday.

         d. SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         e. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.

No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

         f. NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be sent by U. S. Mail or delivered personally or by courier or via facsimile (if via facsimile, to be followed within three (3) business days by an original of the notice document via U.S. Mail or courier) and shall be effective five (5) days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier or by facsimile, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

 If to the Company:                 CYNET, Inc.
                                    12777 Jones Road, Suite 400
                                    Houston, Texas 77070
                                    Telephone: 281.897.8317 ext. 332
                                    Facsimile: 281.894.7952
                                    Attention: Mr. Samuel Beale, General Counsel

If to the Buyer, at the address on the signature page of this Agreement. Each party shall provide written notice to the other party of any change in address.

         g. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent shall not be unreasonably withheld), and in any event any assignee of the Buyer shall be an accredited investor (as defined in Regulation D), in the written opinion of counsel who is reasonably satisfactory to the Company and in form, substance and scope reasonably satisfactory to the Company. Notwithstanding the foregoing, if applicable, any of the entities constituting the Buyer (if greater than one (1) entity) may assign its rights hereunder to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company; provided, however, that any such assignment shall not release such assigning entity from its obligations hereunder unless such obligations are assumed by such affiliate and the Company has prior to such assignment and assumption consented in writing to the same; and no such assignment shall be made unless it is made in accordance with any applicable securities laws of any applicable jurisdiction. Any request for an assignment made hereunder by the Buyer shall be accompanied by a legal opinion in form, substance and scope reasonably satisfactory to the Company, that such assignment is proper under applicable law. Notwithstanding anything herein to the contrary, Buyer may pledge the Securities as collateral for a bona fide loan pursuant to a security agreement with a third party lender, and such pledge shall not be considered an assignment in violation of this Agreement so long as it is made in compliance with all applicable law.

         h. NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto, any other buyer who execute an Agreement of like tenor with this Agreement, and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         i. SURVIVAL. Unless this Agreement is terminated under Section 8(1), the representations and warranties of the Company and the Buyer contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5 and 8 shall survive the Closing of the purchase and sale of Securities purchased and sold hereby.

         j. PUBLICITY. The Company and the Buyer shall have the right to review before issuance by the other, any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, either party shall be entitled, without prior consultation with or approval of the other, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations.

         k. FURTHER ASSURANCE. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         l. TERMINATION. Neither party may unilaterally terminate this Agreement after the Closing for any reason other than a material breach of this Agreement by the non- breaching party. Such termination shall not be the sole remedy for a breach of this Agreement by the non-breaching party, and each party shall retain all of its rights hereunder at law or in equity. Notwithstanding anything herein to the contrary, a party whose breach of a covenant or representation and warranty or failure to satisfy a condition prevented the Closing shall not be entitled to terminate this Agreement.

         m. REMEDIES. No provision of this Agreement providing for any specific remedy to a party shall be construed to limit such party to the specific remedy described, and any other remedy that would otherwise be available to such party at law or in equity shall be so available. Nothing in this Agreement shall limit any rights a party may have with any applicable federal or state securities laws with respect to the transactions contemplated hereby.

         IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

                            [SIGNATURE PAGE FOLLOWS]

List of Exhibits

Exhibit A         Warrant to Purchase Common Stock
Exhibit B         Registration Rights Agreement
Exhibit C         Opinion of Counsel for the Company
Exhibit D         Equipment Credit

             [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT DATED
                              AS OF AUGUST 8, 2000]





                           COMPANY:

                                    CYNET, INC.



                                    By: /s/ Vincent W. Beale, Sr.
                                       -----------------------------------------
                                       Mr. Vincent W. Beale, Sr., Chairman

                           BUYER:

                                    CPQ HOLDINGS, INC.



                                    By: /s/
                                       -----------------------------------------
                                       Name & Title:


                           BUYER'S ADDRESS:

                                            CPQ Holdings, Inc.
                                            c/o Compaq Computer Corporation
                                            20555 State Highway 249
                                            Houston, Texas  77070
                                            Attn: General Counsel
                                            (Office of the Corporate Secretary)


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